UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2018

RHYTHM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Boylston Street, 11th Floor

Boston, MA  02116

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (857) 264-4280

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events.

As disclosed in the Registration Statement on Form S-1 (File No. 333-225700) filed by Rhythm Pharmaceuticals, Inc. (the “Company”) and declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on June 20, 2018, the Company adopted, effective as of January 1, 2018, Accounting Standards Update (“ASU”) No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (“ASU 2016-18”).  ASU 2016-18 changes the presentation of restricted cash and cash equivalents on the statement of cash flows and requires that restricted cash and restricted cash equivalents be included with cash and cash equivalents when reconciling the beginning of period and end of period total amounts shown on the statement of cash flows. This amendment is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, and is applied using the retrospective transition method. The Company has applied the changes from ASU 2016-18 to the Company’s statements of cash flows for the years ended December 31, 2017, 2016 and 2015.

The Company is required in this Form 8-K to recast certain financial information included in its Annual Report on Form 10-K for the year ended December 31, 2017 (the “Form 10-K”), which predominately relates to the Company’s adoption of ASU 2016-18.  Other than for these updates, no other substantive changes have been made to the Form 10-K, which should be read in conjunction with this Form 8-K.

This Form 8-K is being filed only for the purposes described above, and all other information in the Form 10-K remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in Exhibit 99.1 of this Form 8-K have been updated solely for the matters described above.  No attempt has been made in this Form 8-K to reflect events or occurrences after the date of the filing of the Form 10-K on March 12, 2018, and it should not be read to modify or update other disclosures as presented in the Form 10-K.  As a result, this Form 8-K should be read in conjunction with the Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Form 10-K.  References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K for the year ended December 31, 2017, filed on March 12, 2018, except to the extent portions of such Form 10-K have been revised in this Form 8-K, in which case they refer to the applicable revised portion in this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements for the years ended December 31, 2017, 2016 and 2015.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: November 9, 2018	By:	/s/ Hunter Smith
Hunter Smith
Chief Financial Officer

3